                                                                   EXHIBIT 10.32

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL IS DELIVERED TO THE COMPANY STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                     WARRANT

                                                              WARRANT NO. W-11-2

         THIS CERTIFIES THAT, for value received, Oton M. Tisch (the "Holder") is entitled at any time during the Exercise Period (as such term and other capitalized terms are defined in Article 1 hereof), subject to the terms and conditions set forth herein, to purchase from CELL ROBOTICS INTERNATIONAL, INC., a Colorado corporation (the "Company"), 92,928 shares of Common Stock (subject to adjustment as provided herein) at the Warrant Price, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS.

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, action or covenant in question, including, but not limited to, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental body, and all orders, judgments and decrees of all courts and arbitrators.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean the common stock, par value $.004 per share, of the Company and any capital stock into which such common stock shall have been changed and any other stock resulting from any reclassification of such stock which is not preferred as to dividends or assets over any other class of stock which shall be in effect from time to time.

         "Designated Office" shall have the meaning set forth in Article 7.

         "Exercise Period" shall mean the period commencing on the date hereof and ending at 5:00 p.m., local time, at the Designated Office on December 7, 2007.

         "Exercise Price" shall mean $0.60, subject to adjustment as provided in
Article 3.

         "Notice of Exercise" shall mean the form of Notice of Exercise attached hereto as Exhibit A.

         "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government or any agency or political subdivision of any government.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 4.4.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Transfer" shall mean any disposition of the Warrant Stock or of any interest therein, which would constitute a sale thereof within the meaning of the Securities Act.

         "Trading Price" shall mean (a) if the Common Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, then the closing price at which sales of Common Stock shall have been sold and
(b) if the shares of Common Stock are not actively traded on any such exchange or system, then the arithmetic mean of the bid and asked prices of a share of the Common Stock.

         "Warrant" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant.

         "Warrant Price" shall mean an amount equal to (a) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.2, multiplied by (b) the Exercise Price as of the date of such exercise.

         "Warrant Stock" shall mean the shares of Common Stock issued, issuable or both (as the context may require) to the Holder of this Warrant upon the exercise thereof.

2.       RIGHTS GRANTED EXERCISE OF WARRANT.

         2.1. Right of Exercise. Subject to Section 9.1, the Holder shall be entitled to exercise this Warrant at any time and from time to time during the Exercise Period.

         2.2. Manner of Exercise. Subject to the terms and conditions of this Warrant, the Holder shall have the right to exercise this Warrant during Exercise Period, in whole or in part, by delivering to the Company at the Designated Office (a) a Notice of Exercise, duly executed by the Holder, specifying the number of shares of Common Stock to be purchased, (b) payment of the Warrant Price by certified or official bank check, (c) this Warrant and (d) in the event this Warrant is being exercised by any Person other than the Holder pursuant to this Section 2.2, it shall be accompanied by proof acceptable to the Company of the right of such Person or Persons to exercise this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the Notice of Exercise and shall be registered in the name of the Holder or, subject to the terms of this Warrant, such other name as shall be designated in the Notice of Exercise. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder and/or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the items specified in clauses (a) through (d) above are received by the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquires this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

         2.3. Payment of Taxes. The issuance of a certificate or certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the Holder, the Person or Persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Company that such tax has been paid.

         2.4. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence fractional shares of Common Stock. If the exercise of this Warrant would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon the exercise of this Warrant shall be rounded up or down to the nearest whole share. The Holder expressly waives his right to receive any fractional shares upon exercise of this Warrant.

         2.5. Compliance with Law and Regulations. This Warrant and the obligation of the Company to sell and deliver the shares of Warrant Stock hereunder shall be subject to all Applicable Laws and to such approvals by any government or regulatory agency as may be required. Notwithstanding any other provision of this Warrant, this Warrant may not be exercised if its exercise, or the receipt of the shares of Warrant Stock pursuant thereto, would be contrary to Applicable Law.

         2.6 Redemption. The Company shall have the right to redeem all or any portion of this Warrant outstanding and unexercised at a redemption price of $0.01 per share of Warrant Stock upon thirty (30) days' written notice in the event (a) a registration statement registering for resale by the Holder under the Securities Act, the shares of the Warrant Stock issuable upon exercise of this Warrant, has been filed with the Commission and is in effect on the date of written notice and the redemption date contained therein, and (b) the Trading Price of the Company's Common Stock has equalled or exceeded $2.70 per share for ten (10) or more consecutive trading days. On each occasion that the Company elects to exercise its rights of redemption, the Company must mail such written notice within ten (10) days following the satisfaction of all of the foregoing conditions. If this Warrant or any portion thereof is redeemed in accordance with this Section 2.6, the Holder shall have the right to exercise this Warrant in respect of the shares of Warrant Stock subject to redemption until the close of business on the date next preceding the date fixed for redemption. On or after the date fixed for redemption, the Holder shall have no rights with respect to this Warrant to the extent redeemed, except the right to receive $0.01 per share of Warrant Stock that are unexercised Warrant Stock issuable upon exercise of this Warrant upon surrender of this Certificate.

3.       ADJUSTMENTS AND ANTI-DILUTION PROVISIONS.

         3.1. Adjustment for Change in Capital Stock. In the event of any change in the Common Stock of the Company by reason of any combination, subdivision, split, reclassification, stock dividend or any similar change affecting the Common Stock, then in any such event the number and kind of shares of Common Stock subject to this Warrant and the Exercise Price shall be adjusted, in such manner as the Board of Directors deems equitable to prevent substantial dilution or enlargement of the rights granted to the Holder. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         3.2. Reorganization of Company. If at any time while this Warrant is outstanding and unexpired there shall be (a) a reorganization of the Company,
(b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other Person, then lawful and adequate provision will be made whereby the Holder will thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant, the kind and amount of stock and other securities and assets (including, without limitation, cash) receivable upon such merger, consolidation or sale by a holder of the number of shares of Common Stock of the Company deliverable upon the exercise of this Warrant immediately prior to such merger, consolidation or sale. In any such case, appropriate provisions will be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable upon the exercise of this Warrant) will thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The foregoing provisions of this Section
3.2 shall similarly apply to successive reorganizations, mergers, consolidations and sales and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If this Section 3.2 applies to a transaction, Section 3.1 shall not apply to such transaction.

         3.3. Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate prepared in good faith shall be conclusive evidence of the correctness of such adjustment absent manifest error.

         3.4. Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to this Warrant is conclusive absent manifest error.

         3.5. When No Adjustment Required. No adjustment need be made for any transaction referred to in Section 3.2 if the Holder is entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for a change in the par value or no par value of the Common Stock.

4.       RESTRICTIONS ON TRANSFER AND COMPLIANCE WITH SECURITIES ACT AND
         REGISTRATION.

         4.1 Agreement to Be Bound. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Article 4. The Holder further agrees that all shares of Warrant Stock will be disposed of only in accordance with the Securities Act and the rules and regulations of the Commission promulgated thereunder.

         4.2. Non-Transferability. This Warrant and the rights hereunder shall not be transferable in whole or in part without the prior written consent of the Company.

         4.3. Compliance with the Securities Act. This Warrant and the Warrant Stock have not been registered under the Securities Act or any applicable state securities law. The Holder hereof, by acceptance hereof, agrees that this Warrant and all shares purchased upon exercise hereof will be disposed of only in accordance with the Securities Act and the rules and regulations of the Commission promulgated thereunder or of any applicable state securities law. The Holder represents and warrants that (a) he, she or it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and is acquiring the Common Stock for his, her or its own account, for investment and not with a view to any "distribution" within the meaning of the Securities Act; (b) he, she or it has been furnished with all information which he, she or it deems necessary to evaluate the merits and risks of this Warrant and the purchase of the Common Stock upon exercise thereof; (c) he, she or it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to his, her or its satisfaction; (d) he, she or it has been given the opportunity to obtain any additional information he, she or it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (e) he, she or it has such knowledge and experience in financial and business matters that he, she or it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         4.4.     Restrictive Legends. Except as otherwise provided in this
Article 4, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL IS DELIVERED TO THE COMPANY STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

         4.5. Transfers. No shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or, if required by the Company, an opinion of counsel is delivered to the Company stating an exemption from the registration provisions thereof. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 4.4, unless (a) such Transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule or provision permitting sale without registration under the Securities Act), (b) such Restricted Common Stock shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (c) in the opinion of counsel delivered at the request of the Holder, which opinion shall be reasonably acceptable to the Company, such legend is not required for the purposes of compliance with the Securities Act. The holder of the Restricted Common Stock shall not be entitled to Transfer such Restricted Common Stock except in accordance with this Section 4.5.

5.       RESERVATION AND AUTHORIZATION OF COMMON STOCK.

         From and after the date of this Warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable.

6.       THEFT, LOSS, DESTRUCTION.

         Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

7.       OFFICE OF THE COMPANY.

         As long as this Warrant remains outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company or the offices of the transfer agent of the Company (the "Designated Office"), where this Warrant may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the principal office of the Company at 2715 Broadbent Parkway N.E., Albuquerque, New Mexico 87107; thereafter, such office shall be the office of the Company or of an agency designated by the Company in a notice delivered to the Holder.

8.       NO SHAREHOLDER RIGHTS.

         Prior to the exercise of this Warrant, the Holder of this Warrant shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the rights to vote, to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

9.       MISCELLANEOUS.

         9.1. Termination of Warrant. Except those rights which by their terms specifically extend beyond the end of the Exercise Period, this Warrant and all rights granted herein, to the extent those rights have not lapsed or been exercised, will terminate and become null and void at the end of the Exercise Period or as otherwise specifically provided herein.

         9.2. Notices. All notices, requests, demands, claims and other communications under this Warrant shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by (a) confirmed facsimile; (b) overnight delivery; or (c) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

        If to the Company:                     Cell Robotics International, Inc.
                                               2715 Broadbent Parkway N.E.
                                               Albuquerque, New Mexico 87107
                                               Attn: President
                                               Facsimile: (505) 344-8112

        With a copy to, which copy shall not   Baker & McKenzie
        constitute notice:                     2001 Ross Avenue, Suite 2300
                                               Dallas, Texas 75201
                                               Attn:  W. Crews Lott
                                               Facsimile: (214) 978-3099

        If to the Holder:                      Oton M. Tisch
                                               Apartado 76949
                                               Caracas 1070, Venezuela
                                               Facsimile: (011) 58212-239-7828

The Holder or the Company may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. The Holder or the Company may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner provided in this Warrant.

         9.3. Succession and Assignment. This Warrant shall be binding upon and inure to the benefit of the Holder and the Company and their respective successors and permitted assigns. Neither the Holder or the Company may assign either this Warrant or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

         9.4. Severability. Any term or provision of this Warrant that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         9.5. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         9.6. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to this Warrant shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Warrant, the Holder and the Company hereby accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Holder and the Company hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its President and Chief Executive Officer on the 7th day of December 2002.

                                      CELL ROBOTICS INTERNATIONAL, INC.


                                      By: /s/ Gary Oppedahl
                                         --------------------------------------
                                          Gary Oppedahl
                                          President and Chief Executive Officer

Accepted and Agreed to by:


/s/ Oton M. Tisch
--------------------------
Oton M. Tisch

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

(To be executed only upon partial or full exercise of the within Warrant)

         The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases _______ shares of Common Stock, par value $0.004 per share ("Common Stock"), of CELL ROBOTICS INTERNATIONAL, INC. (the "Company") and herewith makes payment therefor in the amount of $___________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ___________ certificates in denominations of _________ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is ________________________________, and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _________, whose address is____________________________.

         The undersigned is aware that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned.

         The undersigned represents and warrants that (a) he, she or it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is acquiring the Common Stock for his or her own account, for investment and not with a view to any "distribution" within the meaning of the Securities Act; (b) the undersigned has no present intention of making any transfer of the Common Stock; (c) he, she or it has been furnished with all information which he, she or it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (d) he, she or it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to his, her or its satisfaction; (e) he, she or it has been given the opportunity to obtain any additional information he, she or it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (f) he, she or it has such knowledge and experience in financial and business matters that he, she or it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         The undersigned understands that because the Common Stock has not been registered under the Securities Act, he, she or it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that he, she or it will in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless
(a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Common Stock, as applicable, or (b) such Common stock is sold in a transaction exempt from such registration. The undersigned agrees that, if requested by the Company, and at the expense of the undersigned, he or she shall deliver an opinion of counsel, which opinion shall be reasonably satisfactory to the Company that such registration or qualification is not required.

         The undersigned consents to the placing of a legend on its certificate for the Common Stock stating that the Common Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the shares until the Common Stock may be legally resold or distributed without restriction.

Signature Guaranteed:                   By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------

NOTICE: THE SIGNATURE TO THIS NOTICE OF EXERCISE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE ON THIS NOTICE OF EXERCISE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.


                                       A-2